Exhibit 10.2

FIRST ALLONGE TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT LOAN NOTE

THIS FIRST ALLONGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN NOTE (hereinafter referred to as this “Allonge”) is made this 31st day of August, 2020, by and among WAYSIDE TECHNOLOGY GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as “Wayside”), CLIMB CHANNEL SOLUTIONS, INC. f/k/a Lifeboat Distribution, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as “Climb Channel Solutions”), TECHXTEND, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as “Techxtend”), PROGRAMMER’S PARADISE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as “Programmer’s Paradise”), ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as “ISP”, and hereinafter Wayside, Climb Channel Solutions, Techxtend, Programmer’s Paradise, and ISP shall be collectively referred to as the “Existing Co-Borrowers”), INTERWORK TECHNOLOGIES INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as “Interwork” and hereinafter the Existing Co-Borrowers and Interwork shall be collectively referred to as the “Co-Borrowers”) and CITIBANK, N.A., a national banking association (hereinafter referred to as the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Second Amended and Restated Revolving Credit Loan Agreement dated November 15, 2017 (hereinafter referred to as the “Original Loan Agreement”), executed by and among the Existing Co-Borrowers, as co-borrowers, and the Lender, as lender, the Lender made available to the Existing Co-Borrowers a secured electronic line of credit loan facility in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Loan Facility”); and

WHEREAS, the Loan Facility is evidenced by that certain Second Amended and Restated Revolving Credit Loan Note dated November 15, 2017, executed by the Existing Co-Borrowers, on a joint and several basis, as co-borrowers, in favor of the Lender, as lender, in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Note”); and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain First Amendment to Second Amended and Restated Revolving Credit Loan Agreement and Other Loan Documents, dated of even date herewith (hereinafter referred to as the “First Amendment”), the Co-Borrowers and the Lender agreed to amend and modify the Original Loan Agreement (hereinafter the Original Loan Agreement, as amended by the First Amendment shall be referred to as the “Loan Agreement”) for the purposes more particularly set forth therein including, without limitation, (i) to join Interwork as a co-borrower on a joint and several basis with the Existing Co-Borrowers and (ii) to amend the governing law applicable to the Loan Agreement and the other “Loan Documents” (as such term is defined in the Loan Documents) such that the laws of the State of New York shall govern and control the Loan Agreement and the other Loan Documents; and

WHEREAS, in connection with the execution of the First Amendment, the Co-Borrowers have requested that the Lender, and the Lender has agreed to, amend and modify the Note for the purposes more particularly set forth and described in this Allonge; and

WHEREAS, capitalized terms used in this Allonge, but not otherwise expressly defined herein, shall have the meanings when used herein as assigned and ascribed to such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual benefits inuring to the Co-Borrowers and the Lender and intending to be legally bound hereby, the Note is hereby amended and modified as follows:

1.          Joinder of Interwork as a Co-Borrower.

(i)          Interwork hereby becomes a Co-Borrower under the terms of the Note, as amended by this Allonge, and, in consideration of the value of the synergistic and other benefits received by Interwork as a result of being or becoming a Co-Borrower, Interwork hereby agrees that, effective as of the date hereof, it hereby is, and shall be deemed to be, and assumes the obligations of, a “Co-Borrower” on a joint and several basis with the Existing Co-Borrowers under the Note, as amended by this Allonge, and Interwork hereby agrees that from and after the date hereof, and so long as any Loan or any commitment of any Lender shall remain outstanding and until the indefeasible repayment in full of the Loans, the performance of all other obligations of the Co-Borrowers under the Loan Documents, and the termination of the Lender’s commitment to make Loans to the Co-Borrowers, Interwork shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Note, as amended by this Allonge, on a joint and several basis with the Existing Co-Borrowers.  Without limiting the generality of the foregoing, Interwork hereby represents and warrants that (a) each of the representations and warranties set forth in the Note applicable to an Existing Co-Borrower is true and correct as to Interwork on and as of the date hereof and (b) Interwork has heretofore received a true and correct copy of the Note in effect on and as of the date hereof.

(ii)         Interwork hereby makes, affirms, and ratifies in favor of the Lender, the Note, as amended by this Allonge.

(iii)       In furtherance of the foregoing, Interwork shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Lender to carry out more effectively the terms, conditions, and provisions of this Paragraph 1.

2.          Amendments to Note.  The Note is hereby amended and modified as follows:

(i)          The reference to the “laws of the State of New Jersey” in the paragraph of the Note which reads “This Note and the rights and obligations of the parties hereunder shall be construed, interpreted, enforced and governed by the laws of the State of New Jersey, excluding the laws applicable to conflicts and choice of laws” is hereby deleted in its entirety and a new reference to “laws of the State of New York” is hereby inserted in its place and stead.

(ii)         Any and all references to any of the Loan Documents contained in the Note are hereby deemed to refer to such Loan Document, as amended and modified up through this Allonge, the First Amendment, and the other documents executed in connection herewith and therewith.

3.          Modification of Note.  The Note, as amended and modified by this Allonge, is the “Note” referred to in the Original Loan Agreement and the documents relating thereto.  All other provisions of the Note shall not be amended and modified hereby except as expressly set forth herein.

4.          Construction.  Any capitalized terms used in this Allonge not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

5.          Single Instrument.  The Co-Borrowers hereby direct the Lender to affix this Allonge to the Note, whereupon the Note, as amended and modified by this Allonge all shall become and constitute a single instrument.

6.          No Novation.  It is the intention of the parties hereto that this Allonge shall not constitute a novation, nor shall it in any way adversely affect or impair the lien priority of the Loan Documents.

7.          Additional Documents; Further Assurances. The Co-Borrowers hereby covenant and agree to execute and deliver to the Lender, or to cause to be executed and delivered to the Lender contemporaneously herewith, at the Co-Borrowers’ sole cost and expense, any and all other documents, agreements, statements, resolutions, certificates, opinions, consents, searches, and information as the Lender may reasonably request in connection with the matters or actions described herein.  The Co-Borrowers hereby further covenant and agree to execute and deliver to the Lender, or to use reasonable efforts to cause to be executed and delivered to the Lender, at the Co-Borrowers’ sole cost and expense, from time to time, any and all other documents, agreements, statements, certificates, and information as the Lender shall reasonably request to evidence or effect the terms of the Loan Documents, or to enforce or protect the Lender’s interest in the collateral described in the Loan Documents.  All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Lender.

8.          No Waiver.  Nothing contained herein constitutes an agreement or obligation by the Lender to grant any further amendments to any of the Loan Documents, and nothing contained herein constitutes a waiver or release by the Lender of any rights or remedies available to the Lender under the Loan Documents, at law or in equity.

9.          Binding Effect; Governing Law.  This Allonge shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns.  This Allonge shall be governed by and construed in accordance with the laws of the State of New York (excluding, however, conflict of laws principles).

10.        Counterparts.  This Allonge may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.

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IN WITNESS WHEREOF, the Lender and the Co-Borrowers have duly executed and delivered this Allonge, all as of the day and year first above written.

CO-BORROWERS:

WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

CLIMB CHANNEL SOLUTIONS, INC., a Delaware corporation, f/k/a Lifeboat Distribution, Inc.

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

TECHXTEND, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

PROGRAMMER’S PARADISE, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

INTERWORK TECHNOLOGIES INC., a Delaware corporation

By:	/s/ Michael Vesey
Michael Vesey
Chief Financial Officer

LENDER:

CITIBANK, N.A.

By:	/s/ James R. Earnest
James R. Earnest
Director